Exhibit 10.2

September 01, 2015

Dr. Peter Daddona

Re:	Amendment No. 4 to Employment Agreement

Dear Pete:

This letter agreement (this “Amendment No.4”) amends certain provisions of your employment letter agreement with ZP Opco, Inc., a Delaware corporation formerly named Zosano Pharma, Inc. (the “Company”), and Zosano Pharma Corporation, a Delaware corporation formerly named ZP Holdings, Inc. (“Parent”), dated May 11, 201 2 (the “Original Agreement”), as amended by the letter agreements dated January 6, 2014 (“Amendment No.1”), January 16, 2014 (“Amendment No. 2”) and May 29, 2015 (“Amendment No.3”) among you, the Company and Parent. The Original Agreement, as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3, is referred to herein as the “Employment Agreement.”

You have notified the Chief Executive Officer of the Parent (the “CEO”) that you desire to resign as an employee of the Company on December 31, 2015, and become a scientific advisor of the Company on January 1, 2016 (the “Advisor Start Date”). You, the Parent and the Company agree to execute and deliver to each other, on or shortly before December 31, 2015, the Scientific Advisor Agreement attached hereto as Exhibit A.

Between now and the Advisor Start Date, you will support the CEO in connection with the transition of your duties to your successor as determined by the CEO.

Except as expressly amended by this Amendment No. 4, the Employment Agreement remains in full force and effect and otherwise unchanged. The Employment Agreement shall, together with this Amendment No.4, be read and construed as a single document. This Amendment No. 4 may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Amendment No.4 shall be governed and construed in accordance with the laws of the State of California, without regard to the conflict of laws principles thereof.

[signature page follows]

ZOSANO PHARMA CORPORATION	34790 ARDENTECH COURT FREMONT CA 94555	PH: 510.745.1200 FX: 510.952.4632

Please indicate your agreement to this Amendment No. 4 by signing below and returning a copy of this letter to the Company at your earliest convenience.

Very truly yours,

ZP OPCO, INC.

By:	/s/ Vikram Lamba
Name:	Vikram Lamba
Title:	President and CEO

ZOSANO PHARMA CORPORATION

By:	/s/ Vikram Lamba
Name:	Vikram Lamba
Title:	President and CEO

Acknowledged and agreed by:

/s/ Peter Daddona
Peter Daddona